UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 6, 2012

Catasys, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31932	88-0464853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 1500 Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 444-4300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 6, 2012, Catasys, Inc. (the “Company”) filed a Certificate of Amendment of the Certificate of Incorporation of the Company (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware providing for the reduction in the number of shares of common stock, par value $0.0001 per share (the “Common Stock”), that the Company is authorized to issue, from 2,000,000,000 shares to 500,000,000 shares, effective immediately.  The Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

The number of issued and outstanding shares of Common Stock was not impacted by the Certificate of Amendment.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of the Certificate of Incorporation of Catasys, Inc., effective August 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATASYS, INC.

Date: August 10, 2012	By:	/s/ SUSAN E. ETZEL
Susan E. Etzel
Chief Financial Officer